POWER OF ATTORNEY
                                       RE
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, William T. McCallum, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity insurance Company and FutureFunds Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of Great-West Life & Annuity Insurance Company and FutureFunds Series Account, and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January , 2006.



                                    /s/ W.T. McCallum
                                    ------------------------------------
                                    Member, Board of Directors
                                    Great-West Life & Annuity Insurance Company



Witness:



/s/ Joan Preyer
Name:  Joan Preyer

                                POWER OF ATTORNEY
                                       RE
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, David A. Nield, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity insurance Company and FutureFunds Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of Great-West Life & Annuity Insurance Company and FutureFunds Series Account, and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2005.



                                    /s/ D.A. Nield
                                    --------------------------------------------
                                    Member, Board of Directors
                                    Great-West Life & Annuity Insurance Company



Witness:



/s/ R. Schultz
Name: Richard Schultz

                                POWER OF ATTORNEY
                                       RE
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, R. Jeffrey Orr, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity insurance Company and FutureFunds Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, the SEC Form N-4 filings of Great-West Life & Annuity Insurance Company and FutureFunds Series Account, and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2005.



                                    /s/ R. Jeffrey Orr
                                    --------------------------------------------
                                    Member, Board of Directors
                                    Great-West Life & Annuity Insurance Company



Witness:



/s/ R. Schultz
Name: Richard Schultz